SASCO 2005-S4
Credit Risk Manager Report
October 2005

2005 Clayton Fixed Income Services Inc. All rights reserved.

The information contained in this Report is based upon a specific point in time and reflects performance solely through that point in time. It does not forecast the performance of the portfolio in the future. The information in this Report is not investment advice concerning a particular portfolio or security, and no mention of a particular security in this Report constitutes a recommendation to buy, sell, or hold that or any other security. The Report is based upon information provided to Clayton Fixed Income Services Inc. by third parties and therefore Clayton Fixed Income Services Inc. cannot, and does not, warrant that the information contained in this Report is accurate or complete.

2005 Clayton Fixed Income Services Inc. All rights reserved.

Table of Contents
Section One: Executive Summary
Section Two: Loan-Level Report
Section Three: Prepayment Premium Analysis
Section Four: Analytics

2005 Clayton Fixed Income Services Inc. All rights reserved.

Section One
Executive Summary

2005 Clayton Fixed Income Services Inc. All rights reserved.

SASCO 2005-S4 Executive Summary October 2005

Transaction Summary

Closing Date: 07/29/2005
Depositor: SACO Inc.
Trustee(s): U. S. Bank
Master Servicer: Aurora Loan Services Master Servicing
Servicer(s): Aurora Loan Services, GMAC Mortgage, National City Mortgage,
             Option One Mortgage
Delinquency Reporting Method: OTS(1)

Collateral Summary
		    Closing Date    9/30/2005(2)     9/30/2005 as a Percentage
							   of Closing Date
Collateral Balance  $188,039,213    $179,971,335		95.70%

Loan Count 	        4,941		4,778			96.70%

(1) OTS Method: A current loan becomes 30 days delinquent if the scheduled payment is not made by the close of business on the corresponding day of the following month. Similarly for 60 days delinquent and the second immediately succeeding month and 90 days delinquent and the third immediately succeeding month.
(2) These figures are based upon information provided to Clayton Fixed Income Services Inc. by the servicers on a monthly basis.

2005 Clayton Fixed Income Services Inc. All rights reserved.

Collateral Statistics
				Loan Count	Summed Balance
First Payment Defaults		    15		   $808,452
Early Payment Defaults*		    51		  $2,028,400
Multiple Loans to One Borrower 	    93		  $3,895,832

* A default that occurs on the second or third scheduled payment

Natural Disasters

Clayton identified 378 properties within this security which are located in areas that are designated as FEMA disaster areas as a result of the recent natural disasters. These include Hurricanes Katrina, Rita, Wilma, and the New Hampshire flooding. Of these properties, 314 are located in areas covered by individual assistance, which allows for individuals to file personal claims with FEMA up to $26,200. This total unpaid principal balance of the loans covered by individual assistance is $10,308,878.

The remaining 64 properties are located in areas covered by public assistance, which also allows individual claims, but gives first priority to municipal officials to file claims for infrastructure repairs. The total unpaid principal balance of the loans covered by public assistance is $1,900,437. For additional details regarding loans in the disaster areas that are 60 or more days delinquent, please see the chart below.

Loan Number    Property Location    Delinquency Status     Unpaid Principal
 				     as of 9/30/2005	Balance as of 9/30/2005
6645004	        New Orleans, LA		 90-days		$19,992
6648413		 Kissimmee, FL		 60-days		$31,776
6646995   	 Kissimmee, FL		 60-days		$27,978

2005 Clayton Fixed Income Services Inc. All rights reserved.

Prepayments
Remittance Date     Beginning Collateral     	Total 	        Percentage
		           Balance	     Prepayments       of Prepayment
10/25/2005 		$181,296,847	      $3,799,920	   2.10%
9/25/2005 		$185,378,577	      $3,980,564	   2.15%
8/25/2005 		$187,683,857	      $2,203,575	   1.17%

Prepayment Premium Analysis
During the 10/25/2005 remittance, 39 loans with active prepayment flags were paid-in-full. The servicers remitted prepayment premiums for all 39 loans, totaling $51,123 in prepayment penalty collections. This amount was distributed to the P class.

Loss Analysis
As of the 10/25/2005 remittance, no losses have passed through to the trust for this security.

2005 Clayton Fixed Income Services Inc. All rights reserved.

Section Two
Loan-Level Report

2005 Clayton Fixed Income Services Inc. All rights reserved.

Loan-Level Report Definitions
FICO : Represents the borrower's credit score at the time of securitization/origination.
Last Paid Date: Either the interest paid-through date or the last contractually due payment made by the borrower. Clayton Fixed Income Services Inc. uses this date to calculate delinquencies.
Valuation: Represents what is believed to be the most accurate known value of a property based on Clayton Fixed Income Services Inc.'s internal formulas. Several value appraisals may exist for a believed to be the most accurate value according to these formulas is shown on the report. When no value is available, a valuation known as an "internal estimate" is calculated according to an internal formula that adjusts the original value of the property by the Housing Price Index (HPI) and a discount based on credit class.
Liquidation Date: Clayton Fixed Income Services Inc.'s internal estimate of the date on which the proceeds through foreclosure and REO. This date takes into consideration servicing and state foreclosure timelines, as well as an estimated REO marketing period.
Estimated Loss/(Gain): Clayton Fixed Income Services Inc.'s internal estimate of the loss (or gain) that experience if it liquidates on the Liquidation Date. Delinquency Status: Indicates the monthly payment and delinquency history for an individual loan. The right-most character specifies the last known delinquency status, according to the following:
C: The contractually due payment arrived on time.
3: The contractually due payment had not arrived within thirty days.
6: The contractually due payment had not arrived within sixty days.
9: The contractually due payment had not arrived within ninety days.
F: The property is in the process of foreclosure.
R: The property is real estate owned (REO).
0: The mortgage has either liquidated or been paid off.
Delinquency Method: The delinquencies for this security are calculated according to the OTS method: a current loan becomes 30 days delinquent if the scheduled payment is not made by the close of business on the corresponding day of the following month.

2005 Clayton Fixed Income Services Inc. All rights reserved.

SASCO 2005-S4 Loan-Level Report Mortgage Data Through: September 30, 2005 Watchlist
 State
FICO
First Pmt.
Last Paid Dt. Loan Number
6646413 5/1/2005
6/1/2005
CA
586
Default Reason: (Unknown)
10/13/2005 This loan was added to the Watchlist because it is an early-payment default and it was originated as a cash-out refinance.
6646431 5/1/2005
7/1/2005
CA
601
Default Reason: (Unknown)
11/4/2005 The borrower made a payment in September 2005 and is now contractually due for the 8/1/2005 payment.
6646444 5/1/2005
6/1/2005
CA
590
Default Reason: (Unknown)
10/13/2005 This loan was added to the Watchlist because it is an early-payment default and it was originated as a cash-out refinance.
6646454 5/1/2005
4/1/2005
CA
619
Default Reason: (Unknown)
10/10/2005 This loan was added to the Watchlist because it is a first-payment default.
6646552 5/1/2005
7/1/2005
TX
613
Default Reason: (Unknown)
11/4/2005 The borrower made a payment in September 2005 and is now contractually due for the 8/1/2005 payment.
6646579 5/1/2005
4/1/2005
NC
584
Default Reason: (Unknown)
10/10/2005 This loan was added to the Watchlist because it is a first-payment default.
Valuation Method Orig.
Current Value
BPO
9/6/2005
$390,000
$550,000
BPO
9/7/2005
$617,000
$580,000
BPO
9/7/2005
$270,000
$310,000
BPO
8/18/2005
$415,000
$415,000
BPO
9/7/2005
$150,000
$118,000
BPO
8/19/2005
$138,890
$139,000
 2005 Clayton Fixed Income Services Inc. All rights reserved.
Orig Amount OLTV 1st Lien
Comb. LTV CLTV Current Bal
$312,000
70.89%
$78,000
$77,934
20.00%
14.16%
$493,600
105.13%
$116,400
$116,187
18.86%
20.03%
$216,000
87.08%
$54,000
$53,955
20.00%
17.40%
$332,000
100.00%
$83,000
$83,000
20.00%
20.00%
$135,000
120.67%
$7,500
$7,392
5.00%
6.26%
$111,112
99.92%
$27,778
$27,778
20.00%
19.98%
Est. Liq. Date Est. (Gain)/Loss
Est. Severity MI Cert #
$0
0.00%
$116,187
99.81%
$15,650
28.98%
$79,590
95.89%
$7,392
98.56%
$27,778
100.00%
Delinquency
Status
8/1/2006 36
Monitor
9/1/2006 33
Monitor
8/1/2006 36
Monitor
6/1/2006 99
Monitor
7/1/2006 33
Monitor
6/1/2006 99
Monitor
SASCO 2005-S4 Loan-Level Report
Est. Liq. Date
Mortgage Data Through: September 30, 2005
Watchlist
Orig Amount OLTV  Valuation Method Delinquency
Status
1st Lien
Comb. LTV
Est. (Gain)/Loss
Est. Severity MI Cert # CLTV
Orig.
Current Value Current Bal
State
FICO
First Pmt.
Last Paid Dt. Loan Number
11/1/2006 6646597 $126,400
84.97%
$7,900
$7,865
BPO
8/18/2005
69
Monitor
$158,000
$158,000
$7,840
99.24%
5.00%
4.97%
5/1/2005
5/1/2005
OH
620
the borrower owns multiple investment properties, including the property securing loan number 6646600 which is also in the security.
Default Reason: (Unknown)
10/13/2005 This loan was added to the Watchlist because it is an early-payment default and the property securing the loan is an investment home. Additionally, it appears
OH 5/1/2005 BPO $158,000 $7,900 5.00% $126,400 $7,840 6646600 11/1/2006 69
84.97% $7,865 8/18/2005 Monitor $158,000 99.24% 4.97% 5/1/2005 620
Default Reason: (Unknown)
the borrower has multiple investment properties, including the property securing loan number 6646597 which is also in the security. 10/13/2005 This loan was added to the Watchlist because it is an early-payment default and the property securing this loan is an investment home. Additionally, it appears
IL 5/1/2005 BPO $194,900 20.00% $38,980 $38,843 $155,920 5/1/2007 63 6646638
134.31% $38,843 8/19/2005 Monitor $145,000 99.64% 26.78% 7/1/2005 606
Default Reason: (Unknown)
11/4/2005 The borrower made a payment in September 2005 and is now contractually due for the 8/1/2005 payment.
1/1/2007 6646710 $207,900
107.00%
$11,550
$11,452
BPO
9/8/2005
36
Monitor
$231,000
$205,000
$11,452
99.15%
5.00%
5.58%
5/1/2005
6/1/2005
MN
571
Default Reason: (Unknown)
10/13/2005 This loan was added to the Watchlist because it is an early-payment default and it was originated as a cash-out refinance.
9/1/2006 6646768 $211,490
103.66%
$52,872
$52,850
BPO
8/16/2005
69
Monitor - BK
$264,362
$255,000
$52,850
99.95%
19.99%
20.72%
5/1/2005
5/1/2005
CO
581
Default Reason: (Unknown)
10/13/2005 This loan was added to the Watchlist because it is an early-payment default.
5/1/2006 6646805 $114,000
99.97%
$28,500
$28,462
BPO
8/18/2005
69
Monitor
$142,500
$142,500
$28,462
99.86%
20.00%
19.97%
5/1/2005
5/1/2005
TX
588
Default Reason: (Unknown)
10/13/2005 This loan was added to the Watchlist because it is an early-payment default.
 2005 Clayton Fixed Income Services Inc. All rights reserved.
SASCO 2005-S4 Loan-Level Report Mortgage Data Through: September 30, 2005 Watchlist
 State
FICO
First Pmt.
Last Paid Dt. Loan Number
6646854 5/1/2005
4/1/2005
FL
566
Default Reason: (Unknown)
10/10/2005 This loan was added to the Watchlist because it is a first-payment default.
6646890 5/1/2005
6/1/2005
DC
586
Default Reason: (Unknown)
10/13/2005 This loan was added to the Watchlist because it is an early-payment default and the property securing this loan is an investment home.
6646972 5/1/2005
4/1/2005
CA
588
Default Reason: (Unknown)
10/10/2005 This loan was added to the Watchlist because it is an first-payment default and has a high balance.
6647078 5/1/2005
5/1/2005
GA
598
Default Reason: (Unknown)
10/13/2005 This loan was added to the Watchlist because it is an early-payment default.
6647256 5/1/2005
6/1/2005
OR
586
Default Reason: (Unknown)
10/13/2005 This loan was added to the Watchlist because it is an early-payment default.
6647261 5/1/2005
5/1/2005
MI
583
Default Reason: (Unknown)
10/13/2005 This loan was added to the Watchlist because it is an early-payment default.
Valuation Method Orig.
Current Value
BPO
8/18/2005
$185,000
$188,000
BPO
9/8/2005
$342,000
$330,000
BPO
8/18/2005
$553,500
$615,000
BPO
8/20/2005
$127,000
$94,000
BPO
8/17/2005
$170,000
$167,000
BPO
8/18/2005
$125,000
$119,000
 2005 Clayton Fixed Income Services Inc. All rights reserved.
Orig Amount OLTV
Current Bal
$9,250
$9,250
$17,100
$17,028
$110,700
$110,700
$25,400
$25,391
$34,000
$33,976
$25,000
$24,991
Est. Liq. Date 1st Lien
Comb. LTV
Est. (Gain)/Loss
Est. Severity MI Cert # CLTV
$166,500
93.48%
$9,250
100.00%
5.00%
4.92%
$290,700
93.25%
$17,028
99.57%
5.00%
5.15%
$442,800
90.00%
$45,572
41.16%
20.00%
18.00%
$101,600
135.09%
$25,391
99.96%
20.00%
27.01%
$136,000
101.78%
$33,976
99.92%
20.00%
20.34%
$100,000
105.03%
$24,991
99.96%
20.00%
21.00%
Delinquency
Status
7/1/2006 99
Monitor
10/1/2006 36
Monitor
6/1/2006 99
Monitor
5/1/2006 69
Monitor
10/1/2006 66
Monitor
11/1/2006 69
Monitor - BK
SASCO 2005-S4 Loan-Level Report Mortgage Data Through: September 30, 2005 Watchlist
 Valuation Method Orig.
Current Value
State
FICO
First Pmt.
Last Paid Dt. Loan Number
6647271 BPO
9/8/2005
$595,000
$670,000
5/1/2005
7/1/2005
CA
610
Default Reason: (Unknown)
11/4/2005 The borrower made a payment in September 2005 and is now contractually due for the 8/1/2005 payment.
6647291 BPO
8/18/2005
$109,320
$112,000
5/1/2005
4/1/2005
NC
589
Default Reason: (Unknown)
10/10/2005 This loan was added to the Watchlist because it is a first-payment default.
6647337 BPO
8/20/2005
$335,000
$300,000
5/1/2005
6/1/2005
MA
608
Default Reason: (Unknown)
10/13/2005 This loan was added to the Watchlist because it is an early-payment default.
6647402 BPO
8/19/2005
$225,000
$235,000
5/1/2005
4/1/2005
PA
591
Default Reason: (Unknown)
10/10/2005 This loan was added to the Watchlist because it is a first-payment default.
 2005 Clayton Fixed Income Services Inc. All rights reserved.
Orig Amount OLTV
CLTV Current Bal
$119,000
$118,861
20.00%
17.74%
$21,850
$21,850
19.98%
19.50%
$67,000
$66,952
20.00%
22.31%
$11,250
$11,250
5.00%
4.78%
Est. Liq. Date 1st Lien
Comb. LTV
Est. (Gain)/Loss
Est. Severity MI Cert #
$476,000
88.78%
$40,425
33.97%
$87,450
97.58%
$21,850
100.00%
$268,000
111.65%
$66,952
99.92%
$202,500
90.95%
$11,250
100.00%
Delinquency
Status
9/1/2006 33
Monitor
6/1/2006 99
Monitor
7/1/2006 66
Monitor
11/1/2006 99
Monitor
SASCO 2005-S4 Loan-Level Report Mortgage Data Through: September 30, 2005 Watchlist
Orig Amount OLTV  Valuation Method CLTV
Orig.
Current Value Current Bal
State
FICO
First Pmt.
Last Paid Dt. Loan Number
6647987 $139,000
$139,000
Appraisal
8/17/2005
$695,000
$695,000
20.00%
20.00%
5/1/2005
4/1/2005
NY
623
liens in foreclosure and if it is actually monitoring the senior lien holder's foreclosure proceedings.
Default Reason: (Unknown)
11/4/2005 This loan is being reported in active foreclosure; however, there is no actual foreclosure start date. Clayton asked the servicer about its policy of reporting junior
OR 5/1/2005 BPO $259,900 $51,950 19.98% $207,900 $51,950 6648232 10/1/2006 6FF
$51,950 8/19/2005 $250,000 20.78% 4/1/2005 627
Default Reason: (Unknown)
liens in foreclosure and if it is actually monitoring the senior lien holder's foreclosure proceedings. 11/4/2005 This loan is being reported in active foreclosure; however, there is no actual foreclosure start date. Clayton asked the servicer about its policy of reporting junior
CA 4/1/2005 BPO $537,000 20.00% $107,400 $58,060 $429,600 7/1/2006 6FF 6648370
$107,362 8/1/2005 $583,000 18.41% 4/1/2005 603
Default Reason: (Unknown)
lien position. 11/4/2005 The servicer initiated foreclosure on 8/16/2005 and the sale is scheduled for 12/15/2005. It appears there is sufficient equity to pursue foreclosure from the junior
CA 4/1/2005 BPO $498,000 20.00% $99,600 $78,673 $398,400 9/1/2006 6FF 6648467
$99,558 8/2/2005 $515,000 19.33% 4/1/2005 622
Default Reason: (Unknown)
liens in foreclosure and if it is actually monitoring the senior lien holder's foreclosure proceedings. 11/4/2005 This loan is being reported in active foreclosure; however, there is no actual foreclosure start date. Clayton asked the servicer about its policy of reporting junior
CA 5/1/2005 BPO $550,000 20.00% $110,000 $80,372 $440,000 11/1/2006 C36 6648856
$109,917 9/14/2005 $575,000 19.11% 6/1/2005 612
Default Reason: (Unknown)
10/10/2005 This loan was added to the Watchlist because it is an early-payment default and has a high balance.
6649026 $150,000
$150,000
BPO
8/17/2005
$865,000
$1,000,000
17.34%
15.00%
5/1/2005
4/1/2005
CA
620
Default Reason: (Unknown)
10/13/2005 This loan was added to the Watchlist because the borrower's July payment was returned and this loan is now a first payment default. Additionally, this loan has a high balance.
 2005 Clayton Fixed Income Services Inc. All rights reserved.
Est. Liq. Date Delinquency
Status
1st Lien
Comb. LTV
Est. (Gain)/Loss
Est. Severity MI Cert #
4/1/2007 $556,000
100.00%
6FF
Monitor
$137,967
99.25%
103.94% Monitor 100.00%
92.10% Monitor 54.05%
96.69% Monitor 78.98%
95.63% Monitor 73.06%
8/1/2006 $688,800
83.88%
39F
Monitor
$3,330
2.22%
SASCO 2005-S4 Loan-Level Report
Est. Liq. Date
Mortgage Data Through: September 30, 2005
Watchlist
Orig Amount OLTV  Valuation Method Delinquency
Status
1st Lien
Comb. LTV
Est. (Gain)/Loss
Est. Severity MI Cert # CLTV
Orig.
Current Value Current Bal
State
FICO
First Pmt.
Last Paid Dt. Loan Number
9/1/2006 6649168 $93,700
80.79%
$23,450
$23,450
BPO
7/20/2005
6FF
Monitor
$120,000
$145,000
$1,372
5.84%
19.54%
16.17%
5/1/2005
4/1/2005
FL
625
liens in foreclosure and if it is actually monitoring the senior lien holder's foreclosure proceedings.
Default Reason: (Unknown)
11/4/2005 This loan is being reported in active foreclosure; however, there is no actual foreclosure start date. Clayton asked the servicer about its policy of reporting junior
MI 5/1/2005 Appraisal $127,000 $25,000 19.68% $100,000 $24,972 6649577 4/1/2007
333
104.14% $24,972 7/14/2005 Monitor - Pay Plan $120,000 99.88% 20.81% 7/1/2005 600

Default Reason: (Unknown)
11/4/2005 The borrower made a payment under the payment plan in September 2005. The borrower is now contractually due for the 8/1/2005 payment.
10/1/2006 6649610 $568,000
107.72%
$142,000
$141,940
BPO
8/18/2005
369
Monitor
$710,000
$659,000
$141,940
99.95%
20.00%
21.53%
5/1/2005
5/1/2005
CA
629
Default Reason: (Unknown)
10/13/2005 This loan was added to the Watchlist because it is an early-payment default and has a high balance.
 2005 Clayton Fixed Income Services Inc. All rights reserved.
SASCO 2005-S4 Loan-Level Report
Est. Liq. Date
Mortgage Data Through: September 30, 2005
Watchlist
Orig Amount OLTV  Valuation Method Delinquency
Status
1st Lien
Comb. LTV
Est. (Gain)/Loss
Est. Severity MI Cert # CLTV
Orig.
Current Value Current Bal
State
FICO
First Pmt.
Last Paid Dt. Loan Number
8/1/2006 6644990 $79,920
118.44%
$19,980
$19,972
Int. Est.
6/30/2005
3FF
Monitor
$103,000
$84,339
$19,972
99.96%
19.39%
23.68%
5/1/2005
5/1/2005
FL
608
appears the foreclosure is being pursued from that position.
Default Reason: (Unknown)
10/13/2005 This loan was added to the Watchlist because it is a second-payment default and is being reported in foreclosure. The servicer also holds the senior lien and it
MO 5/1/2005 Int. Est. $120,000 $24,000 20.00% $96,000 $24,000 6645210 5/1/2006
699
131.08% $24,000 6/30/2005 Monitor $91,546 100.00% 26.21% 4/1/2005 602
Default Reason: (Unknown)
status. 11/4/2005 It appears that the servicer also holds the senior lien and is preparing to initiate foreclosure from that position. This loan continues to be in a first-payment default
TX 5/1/2005 Int. Est. $140,000 19.98% $27,982 $27,953 $111,928 7/1/2006 363
6645463
129.35% $27,953 6/30/2005 Monitor $108,136 99.89% 25.85% 7/1/2005 595
Default Reason: (Unknown)
in a FEMA declared disaster area as a result of the recent hurricanes. 11/4/2005 The borrower made a payment of $560 on 9/9/2005. This loan is no longer an early-payment default, but remains on the Watchlist because the property is located
MN 5/1/2005 Int. Est. $155,000 18.70% $29,000 $29,000 $116,000 1/1/2007 6FF
6645513
119.59% $29,000 6/30/2005 Monitor $121,238 100.00% 23.91% 4/1/2005 617
Default Reason: (Unknown)
10/13/2005 This loan is a first-payment default. The servicer also holds the senior lien and is pursuing foreclosure from that position.
5/1/2006 6645668 $126,000
128.86%
$31,500
$31,489
Int. Est.
6/30/2005
369
Monitor
$159,000
$122,217
$31,489
99.96%
19.81%
25.76%
5/1/2005
5/1/2005
TX
582
Rita.
Default Reason: (Unknown)
10/13/2005 This loan was added to the Watchlist because it is an early-payment default and the property is located in a FEMA declared disaster area as a result of Hurricane
MN 5/1/2005 BPO $174,000 $34,800 20.00% $139,200 $34,781 6645805 2/1/2007 36F
103.86% $34,781 10/7/2005 Monitor $167,500 99.94% 20.76% 5/1/2005 605
Default Reason: (Unknown)
have taken place for the junior lien. A new BPO was performed on 10/7/2005 and valued the property at $167,500, which indicates there may be a marginal equity 11/4/2005 It appears the servicer may also hold the senior lien and is pursuing foreclosure from that lien position. According to the servicer's system, no foreclosure actions position.
 2005 Clayton Fixed Income Services Inc. All rights reserved.
SASCO 2005-S4 Loan-Level Report Mortgage Data Through: September 30, 2005 Watchlist
 Valuation Method Orig.
Current Value
State
FICO
First Pmt.
Last Paid Dt. Loan Number
6645844 Int. Est.
6/30/2005
$179,000
$136,040
5/1/2005
4/1/2005
MS
581
natural disaster policies.
Default Reason: (Unknown)
10/13/2005 The property securing this loan is located in a FEMA declared disaster area as the result of Hurricane Katrina. We will monitor to ensure the servicer follows its
MI 5/1/2005 Int. Est. $200,000 $40,000 20.00% $160,000 $39,985 6645957 12/1/2006
369
6/30/2005 $153,610 5/1/2005 610
Default Reason: (Unknown)
10/13/2005 This loan was added to the Watchlist because it is an early-payment default.
6645984 BPO
9/23/2005
$209,000
$205,000
5/1/2005
4/1/2005
IL
584
bankruptcy plan, the borrower will make monthly post-petition payments to the trustee in the amount of $402.
Default Reason: (Unknown)
11/4/2005 The foreclosure action was halted because the borrower filed Chapter 13 bankruptcy on 10/4/2005. The servicer filed a proof of claim on 10/24/2005. Under the
PA 5/1/2005 Int. Est. $250,000 $50,000 20.00% $200,000 $50,000 6646115 12/1/2006
699
6/30/2005 $198,648 4/1/2005 604
Default Reason: (Unknown)
11/4/2005 The servicer entered into a payment plan with the borrower and the initial payment of $859 was made on 10/24/2005.
6646198 Int. Est.
6/30/2005
$453,000
$344,280
5/1/2005
5/1/2005
CA
598
Default Reason: (Unknown)
10/13/2005 This loan was added to the Watchlist because it is an early-payment default.
 2005 Clayton Fixed Income Services Inc. All rights reserved.
Est. Liq. Date Orig Amount OLTV Delinquency
Status
1st Lien
Comb. LTV
Est. (Gain)/Loss
Est. Severity MI Cert # CLTV Current Bal
5/1/2006 $143,200
131.57%
$35,800
$35,800
699
Monitor
$35,800
100.00%
20.00%
26.31%
130.19% $39,985 Monitor 99.96% 26.03%
4/1/2007 $165,700
101.03%
$41,424
$41,424
6FF
Monitor
$41,424
100.00%
19.82%
20.20%
125.85% $50,000 Monitor 100.00% 25.17%
8/1/2006 $360,000
130.69%
$90,000
$89,966
369
Monitor
$89,966
99.96%
19.86%
26.13%

Section Three
Prepayment Premium Analysis

2005 Clayton Fixed Income Services Inc. All rights reserved.

Reconciliation of Prepayment Premiums for SASCO 2005-S4
Mortgage Data Through: September 30, 2005

Section 1: Prepayment premiums remitted to the P Class by the trustee. This information is taken from the Statement to Certificateholders prepared by the trustee.
				Trustee Remittance Date
Class			25-Oct-05 	25-Sep-05	25-Aug-05
P Class			 $51,123	 $58,714	 $10,133

Section 2: Prepayment premiums collected by the servicers and remitted to the trustee. This information is reported to Clayton by the servicers each month.

				Trustee Remittance Date
Servicers		25-Oct-05 	25-Sep-05 	25-Aug-05
Total			 $51,123	 $58,714	 $5,492

Section 3: Reconciliation of the amounts remitted to the P Class by the trustee and the amounts remitted by the servicers to the trustee.

  Amount remitted to P Class: $51,123
Amount remitted by Servicers: $51,123
                  Difference: $0

2005 Clayton Fixed Income Services Inc. All rights reserved.

Aggregate Paid-Off Loans Report for SASCO 2005-S4
Mortgage Data Through: September 30, 2005

Trustee Remittance Date 		  25-Oct-05     25-Sept-05    25-Aug-05
Loans with Active Prepayment Flags with
Premiums Remitted (A) 	    		     39	            38 		  4

Loans without Prepayment Flags with
Premiums Remitted        		      0		     0		  0

Total Loans with Premiums Remitted (B) 	     39 	    38 		  4

Loans with Active Prepayment Flags (C) 	     39	    	    38	4

Loans without Prepayment Flags with
Premiums Remitted 	    		      0              0		  0
Subtotal (D) 				     39		    38		  4

Premiums Remitted with Active
Prepayment Flags (A/C)     		   100.00%	  100.00%       100.00%

Total Loans with Premiums Remitted
to the Subtotal (B/D) 			   100.00%	  100.00%       100.00%

Total Paid-Off Loans (E) 		     64		    63		  18

Total Loans with Premiums Remitted
to the Total Paid-Off Loans (B/E )          60.9%	   60.3%	 22.2%

2005 Clayton Fixed Income Services Inc. All rights reserved.

Paid-Off Loans Exception Report for SASCO 2005-S4
Mortgage Data Through: September 30, 2005

Servicer: 							Total
Total Paid-Off Loans with Flags 				 39
Less Exceptions:

     Loans with Expired Prepayment Clauses 			  0
     (as stated in the Note)*

     Loans that Contained a Clause Allowing Prepayment 		  0
     Premiums to be Waived at the Time of Liquidation*

     Loans that Liquidated from REO* 				  0

     Loans with Discrepancies between the Data File 		  0
     and the Note

     Defaulted Liquidated Loans that Could Not Have Collected 	  0
     Premiums because of the Acceleration of the Debt*

     Loans that were Liquidated Through Loss Mitigation 	  0
     Efforts*

Total Paid-Off Loans with Active Prepayment Flags (C) 		 39

Other Exceptions:
     Paid-Off Loans that Did Not have Premiums Remitted  	  0
     because ofState Statutes

     Paid-Off Loans with Active Prepayment Flags that Did Not 	  0
     Have Premiums Remitted

* These categories are mutually exclusive.

2005 Clayton Fixed Income Services Inc. All rights reserved.

Paid-Off Loans With Prepayment Flags for SASCO 2005-S4
Mortgage Data Through: September 30, 2005

Loan    Delin-	Origi-	 PPP   Expir-     Pay-     Payoff   PPP     St-  %
of
Number 	quency	nation	 Flag  ation      off      Date     Remit-
ate  PPP to
	String	Date	        Date      Balance	       ted       Payoff

6646732   C0   3/24/2005  2   3/24/2007  $7,895   9/22/2005  $159    MN   2%
6645063  CC0   3/11/2005  2   3/11/2007  $21,356  10/3/2005  $214    MI   1%
6646647   C0   3/17/2005  2   3/17/2007  $32,857  9/27/2005  $329    MI   1%
6646320   C0   2/25/2005  2   2/25/2007  $7,632   9/30/2005  $338    AZ   4%
6647004   C0   3/25/2005  2   3/25/2007  $7,501   9/20/2005  $364    FL   5%
6646669   C0   3/29/2005  1   3/29/2006  $8,597   9/21/2005  $417    IL   5%
6647154   C0   3/1/2005   2   3/1/2007   $12,008  9/20/2005  $467    CA   4%
6648078  CC0   3/22/2005  2   3/22/2007  $26,015  9/27/2005  $499    FL   2%
6648223  CC0   3/5/2005   2   3/5/2007   $27,322  9/27/2005  $519    FL   2%
6649519  CC0   3/4/2005   2   3/4/2007   $33,769  9/29/2005  $651    CA   2%
6648341  CC0   3/18/2005  2   3/18/2007  $34,031  9/29/2005  $655    CO   2%
6648081  CC0   3/14/2005  2   3/14/2007  $39,274  9/2/2005   $755    AZ   2%
6648870  CC0   3/1/2005   2   3/1/2007   $42,663  9/26/2005  $823    CA   2%
6647112   C0   1/11/2005  2   1/11/2007  $18,983  9/23/2005  $843    OR   4%
6648767  CC0   3/18/2005  2   3/18/2007  $48,614  9/19/2005  $940    AZ   2%
6648089  CC0   3/2/2005   2   3/2/2007   $49,580  9/20/2005  $958    CA   2%
6648628  CC0   3/14/2005  2   3/14/2007  $53,654  9/20/2005  $1,034  WA   2%
6648731  CC0   3/7/2005   2   3/7/2007   $55,907  9/8/2005   $1,078  FL   2%
6645446  CC0   3/11/2005  3   3/11/2008  $27,732  10/2/2005  $1,247  FL   4%
6647076   C0   3/24/2005  2   3/24/2007  $27,132  9/28/2005  $1,264  MD   5%
6645498  CC0   3/18/2005  2   3/18/2007  $28,761  10/5/2005  $1,294  AZ   4%
6645505  CC0   2/22/2005  3   2/22/2008  $28,950  9/26/2005  $1,302  FL   4%
6649256  CC0   2/28/2005  2   2/28/2007  $67,877  9/22/2005  $1,312  CA   2%
6645613  CC0   3/10/2005  2   3/10/2007  $30,504  9/28/2005  $1,317  FL   4%
6645653  CC0   3/31/2005  2   3/31/2007  $31,152  10/11/2005 $1,339  AZ   4%
6648304  CC0   3/14/2005  2   3/14/2007  $73,803  9/15/2005  $1,429  CA   2%
6645784  CC0   3/21/2005  2   3/21/2007  $34,115  10/6/2005  $1,466  FL   4%
6647165   C0   3/16/2005  2   3/16/2007  $37,959  9/26/2005  $1,667  CA   4%
6645900  CC0   4/1/2005   2   4/1/2007   $37,336  10/13/2005 $1,679  CA   4%
6645939  CC0   3/16/2005  3   3/16/2007  $38,947  9/29/2005  $1,752  CA   4%
6646125  CC0   4/4/2005   2   4/4/2007   $51,853  10/15/2005 $1,762  CA   3%
6648345  CC0   3/29/2005  2   3/29/2007  $94,488  9/2/2005   $1,819  VA   2%
6648300  CC0   11/9/2004  2   11/6/2006  $96,640  9/9/2005   $1,870  CA   2%
6648172  CC0   3/18/2005  1   3/18/2006  $105,504 9/27/2005  $2,050  CA   2%
6646150  CC0   3/25/2005  2   3/25/2007  $57,604  10/8/2005  $2,591  CA   4%
6646161  CC0   3/21/2005  2   3/21/2007  $60,407  10/7/2005  $2,597  FL   4%
6647277   C0   3/23/2005  2   3/23/2007  $84,448  9/23/2005  $3,373  CA   4%
6647168   C0   3/4/2005   2   3/4/2007   $80,825  9/27/2005  $3,390  CA   4%
6647259   C0   3/18/2005  2   3/18/2007  $93,838  9/21/2005  $3,562  CA   4%

2005 Clayton Fixed Income Services Inc. All rights reserved.

Section Four
Analytics

2005 Clayton Fixed Income Services Inc. All rights reserved.

SASCO 2005-S4 FICO Distribution by Status
Mortgage Data Through: September 30, 2005
FICO	Delinquency	Percentage
510	Delinquent	0.005
550	Current	0.007
550	Delinquent	0.02
550	Paid Off	0.014
560	Current	0.011
560	Delinquent	0.05
560	Paid Off	0.021
570	Current	0.012
570	Delinquent	0.05
570	Paid Off	0.034
580	Current	0.08
580	Delinquent	0.174
580	Paid Off	0.103
590	Current	0.137
590	Delinquent	0.219
590	Paid Off	0.117
600	Current	0.142
600	Delinquent	0.134
600	Paid Off	0.117
610	Current	0.179
610	Delinquent	0.154
610	Paid Off	0.172
620	Current	0.194
620	Delinquent	0.144
620	Paid Off	0.172
630	Current	0.089
630	Delinquent	0.035
630	Paid Off	0.041
640	Current	0.041
640	Delinquent	0.015
640	Paid Off	0.041
650	Current	0.001
650	Paid Off	0.007
660	Current	0.001
670	Current	0.004
670	Paid Off	0.021
680	Current	0.009
680	Paid Off	0.007
690	Current	0.007
690	Paid Off	0.007
700	Current	0.009
700	Paid Off	0.014
710	Current	0.009
710	Paid Off	0.021
720	Current	0.009
720	Paid Off	0.007
730	Current	0.009
730	Paid Off	0.007
740	Current	0.01
740	Paid Off	0.014
750	Current	0.007
750	Paid Off	0.007
760	Current	0.007
760	Paid Off	0.007
770	Current	0.006
770	Paid Off	0.014
780	Current	0.005
780	Paid Off	0.021
790	Current	0.006
800	Current	0.003
810	Current	0.001
820	Current	0
890	Current	0

Status	# of Loans	Average	Std. Deviation
Current	4,577	616	56.272
Delinquent	201	595	20.06
Paid Off	145	612	87.444
Total:	4,923

2005 Clayton Fixed Income Services Inc. All rights reserved.

SASCO 2005-S4 Loan-to-Value Distribution by Status
Mortgage Data Through: September 30, 2005
LTV	Delinquency	Percentage
0	Current	0.005
0	Delinquent	0.015
0.1	Delinquent	0.199
0.1	Paid Off	0.2
0.1	Current	0.118
0.2	Current	0.868
0.2	Paid Off	0.772
0.2	Delinquent	0.781
0.3	Paid Off	0.028
0.3	Delinquent	0.005
0.3	Current	0.009
0.4	Current	0

Status	# of Loans	Average	Std. Deviation
Current	4,577	0.987	0.04
Delinquent	201	0.987	0.029
Paid Off	145	0.975	0.053
Total:	4,923

2005 Clayton Fixed Income Services Inc. All rights reserved.

SASCO 2005-S4 Balance Distribution by Status
Mortgage Data Through: September 30, 2005
Balance	Delinquency	Percentage
0	Current	0.001
0	Delinquent	0.005
10000	Current	0.085
10000	Delinquent	0.159
20000	Current	0.234
20000	Delinquent	0.199
30000	Current	0.276
30000	Delinquent	0.274
40000	Current	0.15
40000	Delinquent	0.119
50000	Current	0.085
50000	Delinquent	0.07
60000	Current	0.052
60000	Delinquent	0.04
70000	Current	0.04
70000	Delinquent	0.02
80000	Current	0.023
80000	Delinquent	0.045
90000	Current	0.015
90000	Delinquent	0.02
100000	Current	0.014
100000	Delinquent	0.005
110000	Current	0.008
110000	Delinquent	0.015
120000	Current	0.008
120000	Delinquent	0.01
130000	Current	0.004
130000	Delinquent	0.005
140000	Current	0.002
140000	Delinquent	0.01
150000	Current	0.002
150000	Delinquent	0.005
160000	Current	0
170000	Current	0
190000	Current	0
210000	Current	0
400000	Current	0

Status	# of Loans	Average	Std. Deviation
Current	4,577	37,683.22	24,508.48
Delinquent	201	37,289.78	27,997.49
Total:	4,778

2005 Clayton Fixed Income Services Inc. All rights reserved.

SASCO 2005-S4 Mortgage Term Distribution by Status
Mortgage Data Through: September 30, 2005
Mortgage Term	Delinquency	Percentage
0	Current	0.004
0	Delinquent	0.015
0	Paid Off	0.014
120	Paid Off	0.097
120	Delinquent	0.129
120	Current	0.048
180	Current	0.221
180	Delinquent	0.134
180	Paid Off	0.131
240	Paid Off	0.221
240	Delinquent	0.149
240	Current	0.236
360	Current	0.49
360	Delinquent	0.572
360	Paid Off	0.538

# of Loans	Other	120	180	240	360
4,923	23	261	1,058	1,144	2437

2005 Clayton Fixed Income Services Inc. All rights reserved.

SASCO 2005-S4 Mortgage Purpose Distribution
Mortgage Data Through: September 30, 2005


Origination Statistics	Current Loans


Purpose	Number	Percentage	Purpose	Number	Percentage
Cash-out refinance 	444	9.0%	Cash-out refinance 	386	8.4%
Purchase	4,232	85.7%	Purchase	3,933	85.9%

Rate/term refinance 	265	5.4%	Rate/term refinance 	258	5.6%
Home Improvement 	0	0.0%	Home Improvement 	0	0.0%
Other	0	0.0%	Other	0	0.0%

Total	4,941	100%	Total	4,577	100%


Delinquent Loans	Paid Off Loans


Purpose	Number	Percentage	Purpose	Number	Percentage

Cash-out refinance 	26	12.9%	Cash-out refinance 	28	19.3%
Purchase	173	86.1%	Purchase	112	77.2%

Rate/term refinance 	2	1.0%	Rate/term refinance 	5	3.4%
Home Improvement 	0	0.0%	Home Improvement 	0	0.0%
Other	0	0.0%	Other	0	0.0%

Total	201	100%	Total	145	100%

2005 Clayton Fixed Income Services Inc. All rights reserved.

SASCO 2005-S4 Ownership Distribution by Status
Mortgage Data Through: September 30, 2005
Ownership Type	Delinquency	Percentage
Investment Home	Current	0.111
Investment Home	Delinquent	0.05
Investment Home	Paid Off	0.166
Primary Home	Current	0.887
Primary Home	Delinquent	0.95
Primary Home	Paid Off	0.834
Second Home	Current	0.003

Title	# of Loans
Investment Home	541
Primary Home	4,370
Second Home	12
Total:	4,923

2005 Clayton Fixed Income Services Inc. All rights reserved.

SASCO 2005-S4 Delinquent Balance Over Time
Mortgage Data Through: September 30, 2005
AsOfDate	30 Days	60 Days	90 Days	Foreclosure	REO
7/31/2005	1572893.55	659544.27	0	0	0
8/31/2005	2848092.04	811609.41	523628.34	511716.41   0
9/30/2005	4337444.32	1483352.42	977951.82	696497.61   0

2005 Clayton Fixed Income Services Inc. All rights reserved.

SASCO 2005-S4 Delinquent Count Over Time
Mortgage Data Through: September 30, 2005
AsOfDate	30 Days	60 Days	90 Days	Foreclosure	REO
7/31/2005	39	11	0	0	0
8/31/2005	81	22	10	8	0
9/30/2005	128	38	25	10	0

2005 Clayton Fixed Income Services Inc. All rights reserved.

SASCO 2005-S4 Conditional Prepayment Rates
Mortgage Data Through: September 30, 2005
Date	Distribution Date	CPR	3-Month MA   6-Month MA   12-Month MA
9/30/2005	10/25/2005	17.70%
8/31/2005	9/25/2005	18.30%
7/31/2005	8/25/2005	8.20%

2005 Clayton Fixed Income Services Inc. All rights reserved.